Supplement dated April 27, 2018 to the following:

First Symetra Spinnaker Plus Variable Annuity prospectus dated June 16, 1997, as supplemented
First Symetra Spinnaker Variable Annuity prospectus dated June 16, 1997, as supplemented

The following disclosure is added to your prospectus.

REPORTS TO OWNERS
We will send you an immediate confirmations of certain non-systematic transactions, such as Purchase Payments made, Withdrawals, transfers among Sub-Accounts, death benefit payments and changes to your Sub-Account allocations. We will also send you a quarterly statement which will show (as of quarter end), the purchase and sale transactions, your current Sub-Account allocations, and any earnings or losses for the quarter. The quarterly statement will also include confirmations of your transactions under investment programs such as Dollar Cost Averaging, Appreciation or Interest Sweep, and Sub-account Rebalancing. Your fourth quarter statement will contain annual information about your Contract Value and transactions. On request, we will send you a current statement with the information described above.

Effective on or about May 1, 2018, the Federated Managed Volatility Fund II will be designated as the Primary Share Class. Accordingly, any reference to Federated Managed Volatility Fund II in the prospectus is updated to be Federated Managed Volatility Fund II Primary Shares.